Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2020
Summary of Significant Accounting Policies [Abstract]
Consolidation
Consolidation

The consolidated financial statements include the accounts of the Company, its subsidiaries, all of which are wholly owned, and variable interest entities (“VIEs”) for which the Company is considered the primary beneficiary. All significant intercompany transactions have been eliminated.

GAAP requires the Company to identify entities for which control is achieved through means other than voting rights and to determine whether the Company is the primary beneficiary of VIEs. A VIE is broadly defined as an entity with one or more of the following characteristics: (a) the total equity investment at risk is insufficient to finance the entity’s activities without additional subordinated financial support; (b) as a group, the holders of the equity investment at risk lack (i) the ability to make decisions about the entity’s activities through voting or similar rights, (ii) the obligation to absorb the expected losses of the entity, or (iii) the right to receive the expected residual returns of the entity; and (c) the equity investors have voting rights that are not proportional to their economic interests, and substantially all of the entity’s activities either involve, or are conducted on behalf of, an investor that has disproportionately few voting rights. The Company consolidates its investment in a VIE when it determines that it is the VIE’s primary beneficiary. The Company may change its original assessment of a VIE upon subsequent events such as the modification of contractual arrangements that affects the characteristics or adequacy of the entity’s equity investments at risk and the disposition of all or a portion of an interest held by the primary beneficiary.

The primary beneficiary of a VIE as the entity that has both: (i) the power to direct the activities of the VIE that most significantly impact the entity’s economic performance; and (ii) the obligation to absorb losses or the right to receive benefits of the VIE that could be significant to the entity. The Company performs this analysis on an ongoing basis.

Effective November 2020, management of the Company has determined that ReCreation Marketing (“ReCreation”) is a VIE for which the Company is considered the primary beneficiary due to the power the Company has over the activities that most significantly impact the economic performance of ReCreation and the right to receive benefits and the obligation to absorb losses of ReCreation through the Company’s 50% equity interest, additional subordinated financing provided by the Company to ReCreation and the distribution agreement with ReCreation for the sale of the Company’s products that makes up substantially all of ReCreations’s business activities. See Note 3, “Acquisitions” for further details regarding the consolidation of ReCreation.

Revenue Recognition
Revenue Recognition

The Company recognizes revenues in accordance with Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606), which includes excise taxes and shipping and handling charges billed to customers, net of cash discounts for prompt payment, sales returns and sales incentives, upon delivery of goods to the customer—at which time the Company’s performance obligation is satisfied—at an amount that the Company expects to be entitled to in exchange for those goods in accordance with the five-step analysis outlined in Topic 606: (i) identify the contract with the customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, (iv) allocate the transaction price to the performance obligations, and (v) recognize revenue when (or as) performance obligations are satisfied. The Company excludes from the transaction price, sales taxes and value-added taxes imposed at the time of sale (which do not include excise taxes on smokeless tobacco, cigars, or vaping products billed to customers).

The Company records an allowance for sales returns, based principally on historical volume and return rates, which is included in accrued liabilities on the consolidated balance sheets. The Company records sales incentives, which consist of consumer incentives and trade promotion activities, as a reduction in revenues (a portion of which is based on amounts estimated as being due to wholesalers, retailers and consumers at the end of the period) based principally on historical volume and utilization rates. Expected payments for sales incentives are included in accrued liabilities on the consolidated balance sheets.

A further requirement of ASU 2014-09 is for entities to disaggregate revenue recognized from contracts with customers into categories that depict how the nature, amount, timing, and uncertainty of revenue and cash flows are affected by economic factors. Company management views business performance through segments that closely resemble the performance of major product lines. Thus, the primary and most useful disaggregation of the Company’s contract revenue for decision making purposes is the disaggregation by segment which can be found in Note 21, “Segment Information”. An additional disaggregation of contract revenue by sales channel can be found within Note 21 as well.

Derivative Instruments
Derivative Instruments

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to hedge a portion of its exposure to changes in foreign currency exchange rates on inventory purchase commitments. The Company accounts for its forward contracts under the provisions of ASC 815, Derivatives and Hedging. Under the Company’s policy, the Company may hedge up to 100% of its anticipated purchases of inventory in the denominated invoice currency over a forward period not to exceed twelve months. The Company may also, from time to time, hedge up to ninety percent of its non-inventory purchases in the denominated invoice currency. Forward contracts that qualify as hedges are adjusted to their fair value through other comprehensive income as determined by market prices on the measurement date, except any hedge ineffectiveness which is recognized currently in income. Gains and losses on these forward contracts are transferred from other comprehensive income into inventory as the related inventories are received and are transferred to net income as inventory is sold. Changes in fair value of any contracts that do not qualify for hedge accounting or are not designated as hedges are recognized currently in income.

Interest Rate Swap Agreements: The Company enters into interest rate swap contracts to manage interest rate risk and reduce the volatility of future cash flows. The Company accounts for its interest rate swap contracts under the provisions of ASC 815, Derivatives and Hedging. Swap contracts that qualify as hedges are adjusted to their fair value through other comprehensive income as determined by market prices on the measurement date, except any hedge ineffectiveness which is recognized currently in income. Gains and losses on these swap contracts are transferred from other comprehensive income into net income upon settlement of the derivative position or at maturity of the interest rate swap contract. Changes in fair value of any contracts that do not qualify for hedge accounting or are not designated as hedges are recognized currently in income.

Shipping Costs
Shipping Costs

The Company records shipping costs incurred as a component of selling, general and administrative expenses. Shipping costs incurred were approximately $22.8 million, $18.1 million, and $15.1 million in 2020, 2019, and 2018, respectively.

Research and Development and Quality Assurance Costs
Research and Development and Quality Assurance Costs

Research and development and quality assurance costs are expensed as incurred. These expenses, classified as selling, general and administrative expenses, were approximately $1.3 million, $2.5 million, and $2.5 million in 2020, 2019, and 2018, respectively.

Cash and Cash Equivalents	Cash and Cash Equivalents The Company considers any highly liquid investments with a maturity of three months or less from the date of purchase to be cash equivalents.
Inventories
Inventories

Inventories are stated at the lower of cost or net realizable value. Effective January 1, 2021, the Company changed its method of accounting for inventory using the last-in, first-out (“LIFO”) method to the first-in, first-out (“FIFO”) method. The Company applied this change retrospectively to all prior periods presented, which is discussed further in Note 2 under the heading “Changes in Accounting Principles”. Leaf tobacco is presented in current assets in accordance with standard industry practice, notwithstanding the fact that such tobaccos are carried longer than one year for the purpose of curing.

Property, Plant and Equipment
Property, Plant and Equipment

Property, Plant and Equipment are stated at cost less accumulated depreciation and impairment. Depreciation is provided using the straight-line method over the lesser of the estimated useful lives of the assets or the life of the leases for leasehold improvements (4 to 7 years for machinery, equipment and furniture, 10 to 15 years for leasehold improvements, and up to 15 years for buildings and building improvements). Expenditures for repairs and maintenance are charged to expense as incurred. The costs of major renewals and improvements are capitalized and depreciated over their estimated useful lives. Upon disposition of fixed assets, the costs and related accumulated depreciation amounts are relieved. Any resulting gain or loss is reflected in operations during the period of disposition. Long-lived assets are reviewed for impairment when changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets

The Company follows the provisions of ASC 350, Intangibles – Goodwill and Other in accounting for goodwill and other intangible assets. Goodwill and indefinite-lived intangible assets are reviewed for impairment annually on December 31, or more frequently if certain indicators are present, in accordance with ASC 350-20-35 and ASC 350-30-35, respectively. If the carrying value of a reporting unit including goodwill exceeds its fair value, which is determined using the discounted cash flows, goodwill is considered impaired. The amount of impairment loss is measured as the difference between the carrying value and the fair value of the reporting unit but is limited to the total goodwill allocated to the reporting unit. If the carrying value of an indefinite-life intangible asset exceeds its fair value, which is determined using discontinued cash flows or relief-from-royalty, the intangible asset is considered impaired and is reduced to fair value. For goodwill, the determination of a reporting unit’s fair value involves, among other things, the Company’s market capitalization and application of the income approach, which includes developing forecasts of future cash flows and determining an appropriate discount rate.

Based on the Company’s annual goodwill impairment testing, the estimated fair values of each of our reporting units were in excess of the respective carrying values at December 31, 2020. The Company had no such impairment of goodwill or other intangible assets during the year ended December 31, 2020. However, there could be an impairment of the goodwill of the NewGen reporting unit if future revenues do not achieve our expected future cash flows or if macroeconomic conditions result in future increases in the weighted average cost of capital used to estimate fair value. See Note 10, “Goodwill and Other Intangible Assets”, for further details regarding the Company’s goodwill and other intangible assets as of December 31, 2020.

Fair Value
Fair Value

GAAP establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1) and the lowest priority to unobservable inputs (level 3).

The three levels of the fair value hierarchy under GAAP are described below:

•	Level 1 – Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets at the measurement date.
•
Level 2 – Inputs to the valuation methodology include: quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in inactive markets; inputs other than quoted prices that are observable for the asset or liability; and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 – Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date.

Retirement Plans
Retirement Plans

The Company follows the provisions of ASC 715, Compensation – Retirement Benefits. ASC 715-30, Defined Benefit Plans – Pensions, which requires an employer to (a) recognize in its statement of financial position the funded status of a benefit plan, measured as the difference between the fair value of plan assets and benefit obligations, (b) recognize net of tax, the gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit cost, and (c) measure defined benefit plan assets and obligations as of the date of the employer’s statement of financial position.

Deferred Financing Costs
Deferred Financing Costs

Deferred financing costs are amortized over the terms of the related debt obligations using the effective interest method. Unamortized amounts are expensed upon extinguishment of the related borrowings. Deferred financing costs are presented as a direct deduction from the carrying amount of that debt liability except for deferred financing costs relating to our revolving credit facility, which are presented as an asset.

Income Taxes
Income Taxes

The Company records the effects of income taxes under the liability method in which deferred income tax assets and liabilities are recognized based on the difference between the financial and tax basis of assets and liabilities using the enacted tax rates in effect for the years in which the differences are expected to reverse. The Company assesses its ability to realize future benefits of deferred tax assets by determining if they meet the “more likely than not” criteria in ASC 740, Income Taxes. If the Company determines that future benefits do not meet the “more likely than not” criteria, a valuation allowance is recorded.

Advertising and Promotion
Advertising and Promotion

Advertising and promotion costs, including point of sale materials, are expensed as incurred and amounted to $5.2 million, $12.0 million, and $5.6 million for the years ending December 31, 2020, 2019, and 2018, respectively.

Stock-Based Compensation
Stock-Based Compensation

The Company measures stock-based compensation costs related to its stock options on the fair value-based method under the provisions of ASC 718, Compensation – Stock Compensation. The fair value-based method requires compensation cost for stock options to be recognized over the requisite service period based on the fair value of stock options granted. The Company determined the fair value of these awards using the Black-Scholes option pricing model.

The Company grants performance-based restricted stock units (“PRSU”) subject to both performance-based and service-based vesting conditions. The fair value of each PRSU is the Company’s stock price on the date of grant. For purposes of recognizing compensation expense as services are rendered in accordance with ASC 718, the Company assumes all employees involved in the PRSU grant will provide service through the end of the performance period. Stock compensation expense is recorded based on the probability of achievement of the performance conditions specified in the PRSU grant.

Risks and Uncertainties
Risks and Uncertainties

Manufacturers and sellers of tobacco products are subject to regulation at the federal, state, and local levels. Such regulations include, among others, labeling requirements, limitations on advertising, and prohibition of sales to minors. The tobacco industry is likely to continue to be heavily regulated. There can be no assurance as to the ultimate content, timing, or effect of any regulation of tobacco products by any federal, state, or local legislative or regulatory body, nor can there be any assurance that any such legislation or regulation would not have a material adverse effect on the Company’s financial position, results of operations, or cash flows. In a number of states targeted flavor bans have been proposed or enacted legislatively or by the administrative process. Depending on the number and location of such bans, that legislation or regulation could have a material adverse effect on the Company’s financial position, results of operations or cash flows. Food Drug and Administration (“FDA”) continues to consider various restrictive regulations around our products, including targeted flavor bans; however, the details, timing, and ultimate implementation of such measures remain unclear.

The tobacco industry has experienced and is experiencing significant product liability litigation. Most tobacco liability lawsuits have been brought against manufacturers and sellers of cigarettes for injuries allegedly caused by smoking or exposure to smoke. However, several lawsuits have been brought against manufacturers and sellers of smokeless products for injuries to health allegedly caused by use of smokeless products. Typically, such claims assert that use of smokeless products is addictive and causes oral cancer. Additionally, several lawsuits have been brought against manufacturers and distributors of NewGen products due to malfunctioning devices. There can be no assurance the Company will not sustain losses in connection with such lawsuits and that such losses will not have a material adverse effect on the Company’s financial position, results of operations, or cash flows.

Master Settlement Agreement (MSA):  Forty-six states, certain U.S. territories, and the District of Columbia are parties to the Master Settlement Agreement (“MSA”) and the Smokeless Tobacco Master Settlement Agreement (“STMSA”). To the Company’s knowledge, signatories to the MSA include 49 cigarette manufacturers and/or distributors. The only signatory to the STMSA is US Smokeless Tobacco Company. In the Company’s opinion, the fundamental basis for each agreement is the states’ consents to withdraw all claims for monetary, equitable, and injunctive relief against certain tobacco products manufacturers and others and, in return, the signatories have agreed to certain marketing restrictions and regulations as well as certain payment obligations.

Pursuant to the MSA and subsequent states’ statutes, a “cigarette manufacturer” (which is defined to also include MYO cigarette tobacco) has the option of either becoming a signatory to the MSA or opening, funding, and maintaining an escrow account, with sub-accounts on behalf of each settling state. The STMSA has no similar provisions. The MSA escrow accounts are governed by states’ statutes that expressly give the manufacturers the option of opening, funding, and maintaining an escrow account in lieu of becoming a signatory to the MSA. The statutes require companies who are not signatories to the MSA to deposit, on an annual basis, into qualified banks, escrow funds based on the number of cigarettes or cigarette equivalents, i.e., the pounds of MYO tobacco, sold. The purpose of these statutes is expressly stated to be to eliminate the cost disadvantage the settling manufacturers have as a result of entering into the MSA. Such companies are entitled to direct the investment of the escrowed funds and withdraw any appreciation, but cannot withdraw the principal for twenty-five years from the year of each annual deposit, except to withdraw funds deposited pursuant to an individual state’s escrow statute to pay a final judgment to that state’s plaintiffs in the event of such a final judgment against the company. Either option – becoming an MSA signatory or establishing an escrow account – is permissible.

The Company chose to open and fund an MSA escrow account as its means of compliance. It is management’s opinion, due to the possibility of future federal or state regulations, though none have to date been enacted, that entering into one or both of the settlement agreements or establishing and maintaining an escrow account would not necessarily prevent future regulations from having a material adverse effect on the results of operations, financial position, and cash flows of the Company.

Various states have enacted or proposed complementary legislation intended to curb the activity of certain manufacturers and importers of cigarettes that are selling into MSA states without signing the MSA or who have failed to properly establish and fund a qualifying escrow account. To the best of the Company’s knowledge, no such statute has been enacted which could inadvertently and negatively impact the Company, which has been, and is currently, fully compliant with all applicable laws, regulations, and statutes. However, there can be no assurance that the enactment of any such complementary legislation in the future will not have a material adverse effect on the results of operations, financial position, or cash flows of the Company.

Pursuant to the MSA escrow account statutes, in order to be compliant with the MSA escrow requirements, companies selling products covered by the MSA are required to deposit such funds for each calendar year into a qualifying escrow account by April 15 of the following year. At December 31, 2020, the Company had on deposit approximately $32.1 million, the fair value of which was approximately $32.1 million. Inputs to the valuation methodology of the MSA escrow deposits when funds are invested include unadjusted quoted prices for identical assets or liabilities in active markets at the measurement date. During 2020 no monies were deposited into this qualifying escrow account. The investment vehicles available to the Company are specified in the state escrow agreements and are limited to low-risk government securities.

The Company discontinued its generic category of MYO in 2019 and its Zig-Zag branded MYO cigarette smoking tobacco in 2017. Thus, pending a change in MSA legislation, the Company has no remaining product lines covered by the MSA and will not be required to make future escrow deposits.

The Company has chosen to invest a portion of the MSA escrow, from time to time, in U.S. Government securities including TIPS, Treasury Notes, and Treasury Bonds. These investments are classified as available-for-sale and carried at fair value. Realized losses are prohibited under the MSA; thus, any investment with an unrealized loss position will be held until the value is recovered, or until maturity. All monies at December 31, 2020 and December 31, 2019 were held in money market savings accounts.

The following shows the amount of deposits by sales year for the MSA escrow account:

Sales	Deposits as of December 31,
Year	2020	2019
1999	$211	$211
2000	1,017	1,017
2001	1,673	1,673
2002	2,271	2,271
2003	4,249	4,249
2004	3,714	3,714
2005	4,553	4,553
2006	3,847	3,847
2007	4,167	4,167
2008	3,364	3,364
2009	1,619	1,619
2010	406	406
2011	193	193
2012	199	199
2013	173	173
2014	143	143
2015	101	101
2016	91	91
2017	83	83
Total	$32,074	$32,074

Federal Excise Taxes:  Tobacco products, cigarette papers, and cigarette tubes are subject to federal excise taxes.

Any future increases in federal excise taxes on the Company’s products could have a material adverse effect on the results of operations or financial condition of the Company. The Company is unable to predict the likelihood of passage of future increases in federal excise taxes. As of December 31, 2020, federal excise taxes are not assessed on e-cigarettes and related products.

As of December 31, 2020, nearly half of the states and certain localities impose excise taxes on electronic cigarettes and/or liquid vapor. In addition, there are several local taxing jurisdictions with an excise tax on e-cigarettes. Several states have also implemented additional measures on e-cigarettes, such as licensing requirements.

FDA: On June 22, 2009, the Family Smoking Prevention and Tobacco Control Act (“FSPTCA”) authorized the FDA to immediately regulate the manufacture, sale, and marketing of four categories of tobacco products – cigarettes, cigarette tobacco, roll-your-own tobacco, and smokeless tobacco. On August 8, 2016, the FDA deeming regulation became effective. The deeming regulation gave the FDA the authority to additionally regulate cigars, pipe tobacco, e-cigarettes, vaporizers, and e-liquids as “deemed” tobacco products under the FSPTCA.

The FDA assesses tobacco product user fees on six classes of regulated tobacco products and computes user fees using a methodology similar to the methodology used by the U.S Department of Agriculture to compute the Tobacco Transition Payment Program (“TTPP,” also known as the “Tobacco Buyout”) assessment. First, the total, annual, congressionally established user fee assessment is allocated among the various classes of tobacco products using the federal excise tax weighted market share of tobacco products subject to regulation. Then, the assessment for each class of tobacco products is divided among individual manufacturers and importers.

In August 2016, the FDA’s regulatory authority under the Tobacco Control Act (the “TCA”) was extended to all tobacco products not previously covered, including: (i) certain NewGen products (such as electronic cigarettes, vaporizers and e-liquids) and their components or parts (such as tanks, coils and batteries); (ii) cigars and their components or parts (such as cigar tobacco); (iii) pipe tobacco; (iv) hookah products; and (v) any other tobacco product “newly deemed” by the FDA. These “deeming regulations” apply to all products made or derived from tobacco intended for human consumption, but excluding accessories of tobacco products (such as lighters). Accordingly, the FDA has since regulated our cigar and cigar wrap products as well as our vapor products containing tobacco-derived nicotine and products intended or reasonably expected to be used to consume such e-liquids.

Under the deeming regulations, the FDA has responsibility for conducting premarket review of “new tobacco products”—defined as those products not commercially marketed in the United States as of February 15, 2007. There are three pathways for obtaining premarket authorization, including submission of a premarket tobacco product application (“PMTA”).

We submitted premarket filings prior to the September 9, 2020 deadline for certain of our products and intend to supplement and complete the applications within FDA’s discretionary timeline. A successful PMTA must demonstrate that the subject product is “appropriate for the protection of public health,” taking into account the effect of the marketing of the product on all sub-populations while a Substantial Equivalence Report must demonstrate that a new product either has the same characteristics as its predicate product or different characteristics, but does not raise different questions of public health. FDA is required under a court order to issue a decision related to the authorization of these products within twelve months; otherwise, these products cease to be subject to the FDA’s continued compliance policy, which allows products to be marketed pending premarket review. FDA may, in its discretion and on a case-by-case basis, deviate from this policy.

FDA has issued a number of rules related to premarket filings; however, those rules were not finalized until after September 9, 2020. As such, it is unclear whether and how FDA will apply any new or additional requirements to currently pending applications. We believe we have products that meet the requisite standards and have filed premarket filings supporting a showing of the respective required standard. However, there is no assurance that the FDA’s guidance or ultimate regulation will not change, or that the FDA will review and authorize the products in the requisite time period or that, in that circumstance, the FDA will use its discretion on a case-by-case basis to allow for the continued marketing of the products, or that unforeseen circumstances will not arise that prevent us from sufficiently supplementing or completing our applications or otherwise increase the amount of time and money we are required to spend to receive all necessary marketing orders. Although we filed many premarket applications in a timely manner, no assurance can be given that the applications will ultimately be successful. This may result in the prioritization of supplementing or completing applications for high priority SKUs in our inventory position, which could adversely impact future revenues.

In addition, we currently distribute many third-party manufactured vapor products for which we will be completely dependent on the manufacturer complying with the premarket filing requirements. There can be no assurance that these third-party products will receive a marketing order. While we will take measures to pursue regulatory compliance for our own privately-branded or proprietary vape products that compete with these third-party products, there is no assurance that such proprietary products would be as successful in the marketplace or can fully displace third-party products that are currently being distributed by us, which could adversely affect our results of operations and liquidity. For a period of time after the filing deadline, we expect there to be a lack of enforcement, which may adversely affect our ability to compete in the marketplace against those who continue to sell unauthorized products.

In January 2020, FDA issued a Guidance document (the “January 2020 Guidance”) that stated it would be prioritizing enforcement of several categories of electronic nicotine delivery system (“ENDS”) products: (1) flavored, cartridge-based ENDS products (other than tobacco- or menthol-flavored ENDS products; (2) ENDS products for which the manufacturer has failed to take (or is failing to take) adequate measures to prevent minors’ access; (3) ENDS products targeted to minors or whose marketing is likely to promote the use of ENDS by minors; and (4) ENDS products offered for sale after May 12, 2020, premarket application deadline (later updated to reflect the September 9, 2020 filing deadline) for which the manufacturer has not submitted a premarket application. The policy outlined several factors the agency would consider in its enforcement of flavored cigars going forward but did not restrict those products as it had considered in the March 2019 Guidance proposal. The FDA’s policy on these and other regulated products may change or expand over time in ways not yet known and may significantly impact our products or our premarket filings.

Prevent All Cigarette Trafficking Act (“PACT Act”): On December 27, 2020, President Trump signed the Further Consolidated Appropriations Act, 2021, into law. This law included an amendment to the Jenkins Act expanding the definition of “cigarette” to include “electronic nicotine delivery systems,” or ENDS, and requires that the United States Postal Service (USPS) promulgate regulations clarifying the applicability of the prohibition on delivery sales of cigarettes to ENDS. Failure to comply with the PACT Act could result in significant financial or criminal penalties. To the extent we are unable to respond to, or comply with, these new requirements, there could be a material adverse effect on our business, results of operations and financial condition.

Concentration of Credit Risk
Concentration of Credit Risk:  At December 31, 2020 and 2019, the Company had bank deposits, including MSA escrow accounts, in excess of federally insured limits of approximately $69.7 million and $126.0 million, respectively. During 2019, the Company invested a portion of the MSA escrow accounts in U.S. Government securities including TIPS, Treasury Notes, and Treasury Bonds.

The Company sells its products to distributors, retail establishments, and consumers throughout the United States and also sells Zig-Zag® premium cigarette papers in Canada and some smaller quantities in other countries. The Company had no customers that accounted for more than 10% of net sales for 2020, 2019, or 2018. The Company performs periodic credit evaluations of its customers and generally does not require collateral on trade receivables. Historically, the Company has not experienced significant credit losses.

Accounts Receivable
Accounts Receivable

Accounts receivable are recognized at their net realizable value. All accounts receivable are trade related, recorded at the invoiced amount, and do not bear interest. The Company maintains allowances for doubtful accounts receivable for estimated uncollectible invoices resulting from a customer’s inability to pay (bankruptcy, out of business, etc., i.e. “bad debt” which results in write-offs). The activity of allowance for doubtful accounts during 2020 and 2019 is as follows:

	December 31, 2020	December 31, 2019
Balance at beginning of period	$280	$42
Additions to allowance account during period	86	238
Deductions of allowance account during period	(216)	-
Balance at end of period	$150	$280

Recent Accounting Pronouncements
Recent Accounting Pronouncements Adopted

In June 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. ASU 2016-13 is intended to improve financial reporting by requiring timelier recording of credit losses on loans and other financial instruments held by financial institutions and other organizations. This ASU applies to financial assets measured at amortized cost, including loans, held-to-maturity debt securities, net investments in leases, and trade accounts receivable as well as certain off-balance sheet credit exposures, such as loan commitments. The ASU replaced the previous incurred loss impairment methodology with a methodology to reflect current expected credit losses (“CECL”) and requires consideration of a broader range of reasonable and supportable information to explain credit loss estimates. The guidance was adopted using a modified retrospective transition method through a cumulative-effect adjustment to retained earnings/(deficit) in the period of adoption. The ASU was effective for the Company beginning in the first quarter of 2020. The ASU did not have an impact to the Company’s financial statements and related disclosures.

In August 2018, the FASB issued ASU 2018-15, Intangibles — Goodwill and Other — Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract. ASU 2018-15 aligns the requirements for capitalizing implementation costs in a cloud computing arrangement service contract with the requirements for capitalizing implementation costs incurred for an internal-use software license. The guidance is effective for interim and annual periods beginning after December 15, 2019, with early adoption permitted. The Company adopted ASU 2018-15 effective January 1, 2020. The ASU did not have an impact to the Company’s financial statements and related disclosures.

Recent Accounting Pronouncements Not Yet Adopted

In December 2019, the FASB issued ASU 2019-12 to simplify the accounting in ASC 740, Income Taxes. This guidance removes certain exceptions related to the approach for intra-period tax allocation, the methodology for calculating income taxes in an interim period, and the recognition of deferred tax liabilities for outside basis differences. This guidance also clarifies and simplifies other areas of ASC 740. This ASU will be effective beginning in the first quarter of the Company’s fiscal year 2021. Certain amendments in this update must be applied on a prospective basis, certain amendments must be applied on a retrospective basis, and certain amendments must be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings/(deficit) in the period of adoption. The Company is currently evaluating the impact this ASU will have on the financial statements and related disclosures.

Change in Accounting Principles
Change in Accounting Principles

Effective January 1, 2021, the Company changed its method of accounting for inventory from the LIFO method to the FIFO method. Costs determined using the LIFO method would have been utilized on approximately 45.1% and 49.4% of inventories at December 31, 2020 and 2019, respectively, prior to this change in method, and consisted primarily of tobacco inventory. The Company believes the FIFO method is preferable because it: (i) conforms the accounting for all inventory with the method utilized for the majority of its inventory; (ii) better represents how management assesses and reports on the performance of the tobacco and other LIFO product lines as LIFO is excluded from management’s economic decision making; (iii) better aligns the accounting with the physical flow of that inventory; and (iv) better reflects inventory at more current costs. The Company applied this change retrospectively to all prior periods presented. This change resulted in a $6.1 million increase in inventories, a $1.6 million decrease in deferred taxes and a $4.5 million increase in Accumulated earnings as of December 31, 2020, and $5.8 million increase in inventories, a $1.5 million decrease in deferred taxes and a $4.3 million decrease in Accumulated deficit as of December 31, 2019.

In August 2020, the FASB issued ASU 2020-06, Debt - Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging - Contracts in Entity’s Own Equity (Subtopic 815-40). This guidance simplifies the accounting for convertible debt instruments by reducing the number of accounting models and the number of embedded conversion features that could be recognized separately from the convertible instrument. This guidance also enhances transparency and improves disclosures for convertible instruments and earnings per share guidance. This ASU is effective for annual reporting periods beginning after December 15, 2021, including interim periods within those fiscal years. The Company early adopted ASU 2020-06 effective January 1, 2021 using the full retrospective method of transition. This resulted in elimination of the previously reported equity component related to our convertible debt and a reduction of the debt discount and related tax impacts. The adoption resulted in a $7.1 million increase in Accumulated earnings, a $24.2 million increase in Notes payable and long-term debt, a $6.3 million decrease in deferred income taxes and a $24.9 million decrease in Additional paid-in capital as of December 31, 2020, and a $2.2 million decrease in Accumulated deficit a $24.9 million decrease in Additional paid-in capital as of December 31, 2019. Interest expense will decrease by $6.7 million annually and weighted average diluted common shares outstanding will increase by approximately 3.2 million shares.

All prior periods presented in the consolidated financial statements have been retrospectively adjusted to apply the effects of the change in accounting principle from the LIFO method to the FIFO method of accounting and adoption of ASU 2020-06. As a result of the retrospective application of the change in accounting principle the LIFO method to the FIFO method and retrospective adoption of ASU 2020-06, certain line items in our consolidated financial statements and related notes were adjusted as follows:

Consolidated Balance Sheet at December 31, 2020	As Originally Reported	Effect of ASU 2020-06 Adoption	Effect of LIFO Change	Reclassification	As Adjusted
Inventories	$79,750	$-	$6,106	$-	$85,856
Total current assets	$157,297	$-	$6,106	$-	$163,403
Deferred income taxes	$-	$-	$-	$610	$610
Total assets	$489,333	$-	$6,106	$610	$496,049
Notes payable and long-term debt	$277,962	$24,150	$-	$-	$302,112
Deferred income taxes	$4,082	$(6,276)	$1,584	$610	$-
Total liabilities	$358,494	$17,874	$1,584	$610	$378,562
Additional paid-in capital	$127,362	$(24,939)	$-	$-	$102,423
Accumulated earnings (deficit)	$12,058	$7,065	$4,522	$-	$23,645
Total stockholders' equity	$130,839	$(17,874)	$4,522	$-	$117,487
Total liabilities and stockholders' equity	$489,333	$-	$6,106	$610	$496,049

Consolidated Statement of Income for the year ended December 31, 2020	As Originally Reported	Effect of ASU 2020-06 Adoption	Effect of LIFO Change	As Adjusted
Cost of sales	$215,475	$-	$(354)	$215,121
Gross profit	$189,636	$-	$354	$189,990
Operating income	$64,073	$-	$354	$64,427
Interest expense, net	$20,226	$(6,739)	$-	$13,487
Income before income taxes	$43,056	$6,739	$354	$50,149
Income tax expense	$10,015	$1,842	$100	$11,957
Consolidated net income	$33,041	$4,897	$254	$38,192
Basic income per common share	$1.70	$0.26	$0.01	$1.97
Diluted income per common share	$1.67	$0.17	$0.01	$1.85

Consolidated Statements of Comprehensive Income for the year ended December 31, 2020	As Originally Reported	Effect of ASU 2020-06 Adoption	Effect of LIFO Change	As Adjusted
Consolidated net income	$33,041	$4,897	$254	$38,192
Comprehensive income	$34,179	$4,897	$254	$39,330

Consolidated Statements of Cash Flows for the year ended December 31, 2020	As Originally Reported	Effect of ASU 2020-06 Adoption	Effect of LIFO Change	As Adjusted
Consolidated net income	$33,041	$4,897	$254	$38,192
Amortization of debt discount and deferred financing costs	$8,969	$(6,739)	$-	$2,230
Deferred income taxes	$2,800	$1,842	$100	$4,742
Inventories	$(7,650)	$-	$(354)	$(8,004)

Consolidated Statements of Changes in Stockholders’ Equity (Deficit) for the year ended December 31, 2020	As Originally Reported	Effect of ASU 2020-06 Adoption	Effect of LIFO Change	As Adjusted
Net income	$33,041	$4,897	$254	$38,192
Additional paid-in capital	$127,362	$(24,939)	$-	$102,423
Accumulated earnings (deficit)	$12,058	$7,065	$4,522	$23,645
Total stockholders' equity	$130,839	$(17,874)	$4,522	$117,487

Consolidated Balance Sheet at December 31, 2019	As Originally Reported	Effect of ASU 2020-06 Adoption	Effect of LIFO Change	Reclassification	As Adjusted
Inventories	$70,979	$-	$5,752	$-	$76,731
Total current assets	$189,250	$-	$5,752	$-	$195,002
Deferred income taxes	$-	$-	$-	$5,062	$5,062
Total assets	$446,584	$-	$5,752	$5,062	$457,398
Notes payable and long-term debt	$268,951	$30,889	$-	$-	$299,840
Deferred income taxes	$1,572	$(8,118)	$1,484	$5,062	$-
Total liabilities	$339,999	$22,771	$1,484	$5,062	$369,316
Additional paid-in capital	$125,469	$(24,939)	$-	$-	$100,530
Accumulated earnings (deficit)	$(15,308)	$2,168	$4,268	$-	$(8,872)
Total stockholders' equity	$106,585	$(22,771)	$4,268	$-	$88,082
Total liabilities and stockholders' equity	$446,584	$-	$5,752	$5,062	$457,398

Consolidated Statement of Income for the year ended December 31, 2019	As Originally Reported	Effect of ASU 2020-06 Adoption	Effect of LIFO Change	As Adjusted
Cost of sales	$225,243	$-	$(371)	$224,872
Gross profit	$136,746	$-	$371	$137,117
Operating income	$26,859	$-	$371	$27,230
Interest expense, net	$17,342	$(2,907)	$-	$14,435
Income before income taxes	$15,818	$2,907	$371	$19,096
Income tax expense	$2,044	$739	$80	$2,863
Consolidated net income	$13,774	$2,168	$291	$16,233
Basic income per common share	$0.70	$0.12	$0.01	$0.83
Diluted income per common share	$0.69	$0.08	$0.01	$0.78

Consolidated Statements of Comprehensive Income for the year ended December 31, 2019	As Originally Reported	Effect of ASU 2020-06 Adoption	Effect of LIFO Change	As Adjusted
Consolidated net income	$13,774	$2,168	$291	$16,233
Comprehensive income	$12,537	$2,168	$291	$14,996

Consolidated Statements of Cash Flows for the year ended December 31, 2019	As Originally Reported	Effect of ASU 2020-06 Adoption	Effect of LIFO Change	As Adjusted
Consolidated net income	$13,774	$2,168	$291	$16,233
Amortization of debt discount and deferred financing costs	$4,365	$(2,907)	$-	$1,458
Deferred income taxes	$(4,219)	$739	$80	$(3,400)
Inventories	$21,036	$-	$(371)	$20,665

Consolidated Statements of Changes in Stockholders’ Equity (Deficit) for the year ended December 31, 2019	As Originally Reported	Effect of ASU 2020-06 Adoption	Effect of LIFO Change	As Adjusted
Net income	$13,774	$2,168	$291	$16,233
Additional paid-in capital	$125,469	$(24,939)	$-	$100,530
Accumulated earnings (deficit)	$(15,308)	$2,168	$4,268	$(8,872)
Total stockholders' equity	$106,585	$(22,771)	$4,268	$88,082

Consolidated Statement of Income for the year ended December 31, 2018	As Originally Reported	Effect of ASU 2020-06 Adoption	Effect of LIFO Change	As Adjusted
Cost of sales	$190,124	$-	$(58)	$190,066
Gross profit	$142,559	$-	$58	$142,617
Operating income	$48,484	$-	$58	$48,542
Income before income taxes	$31,574	$-	$58	$31,632
Income tax expense	$6,285	$-	$20	$6,305
Consolidated net income	$25,289	$-	$38	$25,327
Basic income per common share	$1.31	$-	$-	$1.31
Diluted income per common share	$1.28	$-	$-	$1.28

Consolidated Statements of Comprehensive Income for the year ended December 31, 2018	As Originally Reported	Effect of ASU 2020-06 Adoption	Effect of LIFO Change	As Adjusted
Consolidated net income	$25,289	$-	$38	$25,327
Comprehensive income	$25,702	$-	$38	$25,740

Consolidated Statements of Cash Flows for the year ended December 31, 2018	As Originally Reported	Effect of ASU 2020-06 Adoption	Effect of LIFO Change	As Adjusted
Consolidated net income	$25,289	$-	$38	$25,327
Deferred income taxes	$2,565	$-	$20	$2,585
Inventories	$(20,650)	$-	$(58)	$(20,708)

Consolidated Statements of Changes in Stockholders’ Equity (Deficit) for the year ended December 31, 2018	As Originally Reported	Effect of ASU 2020-06 Adoption	Effect of LIFO Change	As Adjusted
Net income	$25,289	$-	$38	$25,327
Accumulated earnings (deficit)	$(25,503)	$-	$3,977	$(21,526)
Total stockholders' equity	$82,623	$-	$3,977	$86,600

Segment Information		As Originally Reported	Effect of ASU 2020-06 Adoption	Effect of LIFO Change	Reclassification	As Adjusted
Zig-Zag products gross profit	2020	$78,232	$-	$46	$-	$78,278
_	2019	$59,386	$-	$28	$-	$59,414
_	2018	$57,043	$-	$7	$-	$57,050

Stoker's products gross profit	2020	$61,456	$-	$308	$-	$61,764
_	2019	$52,277	$-	$343	$-	$52,620
_	2018	$46,490	$-	$51	$-	$46,541

Zig-Zag products operating income	2020	$61,886	$-	$46	$-	$61,932
_	2019	$45,058	$-	$28	$-	$45,086
_	2018	$42,650	$-	$7	$-	$42,657

Stoker's products operating income	2020	$44,734	$-	$308	$-	$45,042
_	2019	$34,665	$-	$343	$-	$35,008
_	2018	$28,920	$-	$51	$-	$28,971

Zig-Zag products assets	2020	$207,518	$-	$(618)	$-	$206,900
_	2019	$145,831	$-	$(664)	$-	$145,167
_
Stoker's products assets	2020	$126,292	$-	$6,724	$-	$133,016
_	2019	$120,723	$-	$6,416	$-	$127,139
_
Corporate unallocated assets	2020	$64,407	$-	$-	$610	$65,017
_	2019	$89,131	$-	$-	$5,062	$94,193

Certain line items in our unaudited quarterly financial information were adjusted as a result of our retrospective application of the change in accounting principle the LIFO method to the FIFO method and retrospective adoption of ASU 2020-06 as follows:

First quarter 2020	As Originally Reported	Effect of ASU 2020-06 Adoption	Effect of LIFO Change	As Adjusted
Gross profit	$41,431	$-	$-	$41,431
Consolidated net income	$3,275	$1,224	$-	$4,499
Basic net income (loss) per share	$0.17	$0.06	$-	$0.23
Diluted net income (loss) per share	$0.16	$0.06	$-	$0.22

Second quarter 2020
Gross profit	$48,092	$-	$(156)	$47,936
Consolidated net income	$9,227	$1,224	$(156)	$10,295
Basic net income (loss) per share	$0.47	$0.07	$(0.01)	$0.53
Diluted net income (loss) per share	$0.47	$0.03	$(0.01)	$0.49

Third quarter 2020
Gross profit	$48,307	$-	$-	$48,307
Consolidated net income	$7,796	$1,224	$-	$9,020
Basic net income (loss) per share	$0.41	$0.06	$-	$0.47
Diluted net income (loss) per share	$0.40	$0.04	$-	$0.44

Fourth quarter 2020
Gross profit	$51,806	$-	$510	$52,316
Consolidated net income	$12,743	$1,225	$410	$14,378
Basic net income (loss) per share	$0.67	$0.05	$0.02	$0.74
Diluted net income (loss) per share	$0.65	$0.01	$0.02	$0.68

First quarter 2019
Gross profit	$40,464	$-	$(24)	$40,440
Consolidated net income	$6,560	$-	$(24)	$6,536
Basic net income (loss) per share	$0.34	$-	$(0.01)	$0.33
Diluted net income (loss) per share	$0.33	$-	$-	$0.33

Second quarter 2019
Gross profit	$41,183	$-	$(112)	$41,071
Consolidated net income	$13,205	$-	$(112)	$13,093
Basic net income (loss) per share	$0.67	$-	$-	$0.67
Diluted net income (loss) per share	$0.66	$-	$(0.01)	$0.65

Third quarter 2019
Gross profit	$42,816	$-	$136	$42,952
Consolidated net income	$6,274	$92	$136	$6,502
Basic net income (loss) per share	$0.32	$-	$0.01	$0.33
Diluted net income (loss) per share	$0.31	$(0.01)	$0.01	$0.31

Fourth quarter 2019
Gross profit	$12,283	$-	$371	$12,654
Consolidated net income	$(12,265)	$2,076	$291	$(9,898)
Basic net income (loss) per share	$(0.62)	$0.11	$0.01	$(0.50)
Diluted net income (loss) per share	$(0.62)	$0.11	$0.01	$(0.50)